UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 18, 2012

AGENUS INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-29089	06-1562417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Forbes Road Lexington, MA	02421
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   781-674-4400

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On July 18, 2012, Agenus Inc. reported that GlaxoSmithKline's (GSK) herpes zoster vaccine candidate (HZ/su), which contains Agenus' QS-21 Stimulon® adjuvant as a component of GSK's adjuvant system, has commenced a global, randomized, placebo-controlled Phase 3 clinical trial for the prevention of shingles (herpes zoster) in immunocompromised patients. This study will include approximately 200 clinical sites and enroll more than 1,400 patients 18 years of age or older undergoing hematopoietic stem cell transplantation (HCT).

The full text of the press release issued in connection with the announcement is being furnished as Exhibit 99.1 to this current report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished herewith:

99.1 Press Release dated July 18, 2012

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGENUS INC. (Registrant)
July 18, 2012 (Date)	/s/ CHRISTINE M. KLASKIN Christine M. Klaskin Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release dated July 18, 2012